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                                                                    EXHIBIT 10.4


                         TANDY BRANDS ACCESSORIES, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

         This NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into effective as of the 16th day of October, 2001, by and between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (herein called the "Company") and GENE STALLINGS (herein called the "Director").

                                   WITNESSETH:

         WHEREAS, the Board of Directors of the Company (the "Board") has determined it is advisable and in the best interests of the Company and that the interests of the Company will be advanced by encouraging and enabling non-employee directors of the Company to acquire proprietary shares in the Company, thus providing them with a more direct concern in the welfare of the Company and assuring a closer identification of their interests with those of the Company; and

         WHEREAS, the Board believes that the acquisition of such an interest in the Company will stimulate the endeavors of such directors on behalf of the Company and strengthen their desire to remain in service with the Company by adding long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Company; and

         WHEREAS, the Board has determined it is advisable and in the best interests of the Company to provide for option grants to the non-employee directors of the Company in addition to those provided for under the Company's Non-Qualified Formula Stock Option Plan for Non-Employee Directors; and;

         WHEREAS, the individual above named is one of such directors; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

         1. Company grants to Director the right and option to purchase, at the time and on the terms and conditions hereinafter set forth, 4,250 shares of the presently authorized Common Stock of the Company (the "Option Shares") at the purchase price of $25,882.50 (or $6.09 per share).

         2. This option shall continue for ten (10) years from the effective date hereof, except and to the extent that such term may be reduced as provided in Paragraphs 5, 6, 7 and 10 hereof; provided, however, that if any termination date provided for herein shall fall on a Saturday, Sunday or legal holiday, then such termination date shall be deemed to be the first normal business day of the Company, at its office specified in Paragraph 15 hereof, before such Saturday, Sunday or legal holiday.

         3. Except as otherwise provided herein, this option shall be exercisable and one hundred percent (100%) vested six (6) months after the effective date hereof. Under no

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circumstances may this option be exercised on a date later than ten (10) years from the effective date hereof. Director's right to exercise the option granted hereunder accrues only in accordance with the foregoing provisions and, except as otherwise provided herein, only to the extent that he remains in the continuous service of the Company. This option shall be exercisable during the lifetime of Director only by him, or by his duly appointed guardian or personal representative. In no event may Director or any person exercising this option pursuant to Paragraph 7 hereof exercise this option (before or after any adjustment or substitution pursuant to Paragraphs 9, 10 or 16 hereof) for a fraction of a share.

         4. The option granted hereunder shall be exercised by delivering to the Secretary of the Company from time to time within the time limits specified in Paragraph 3 hereof a written notice specifying the number of vested shares Director then desires to purchase together with either: (i) a cashier's check payable in United States currency (unless a personal check shall be acceptable to such officer) to the order of the Company for an amount equal to the option price for such number of shares; or (ii) with the prior consent of the Board, and upon receipt of all regulatory approvals, certificates for Common Stock of the Company, valued at the Fair Market Value (as hereinafter defined) of such Common Stock on the date of exercise of this option, as payment of all or any portion of the option price for such number of shares; and (iii) such other instruments or agreements duly signed by Director as in the opinion of counsel for the Company may be necessary or advisable in order that the issuance of such number of shares comply with applicable rules and regulations under the Securities Act of 1933, as amended (the "Act"), any appropriate state security laws or any requirement of any national securities exchange or market system on which such stock may be traded. As used herein, the term "Fair Market Value" on any date shall mean the closing price of the Common Stock as reported by the Nasdaq National Market System on such date or, if no reported sale of the Stock shall have occurred on such date, then the closing price of the Stock as reported by the Nasdaq National Market System on the next preceding date on which there was such a reported sale. As soon as practicable after any such exercise of the option in whole or in part by Director, the Company will deliver to Director at Director's address, as set forth below, a certificate for the number of shares with respect to which the option shall have been so exercised, issued in Director's name. Such stock certificate shall carry such appropriate legend, and such written instructions shall be given to the Company's Transfer Agent, as may be deemed necessary or advisable by counsel for the Company to satisfy the requirements of the Act or any state securities laws.

         5. (a) If the directorship of Director is terminated for any reason other than (i) Disability (as hereinafter defined) of Director, (ii) death of Director, or (iii) on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate (as hereinafter defined), then Director shall have the right at any time within thirty-six (36) months after the termination of such directorship or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares or any portion thereof (except as to the issuance of fractional shares), but only to the extent this option was exercisable on the date of such termination. For purposes of this Agreement, the term "Affiliate" shall mean any entity in which the Company directly or indirectly owns twenty-five percent (25%) or more of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, a twenty-five percent (25%) or more interest in the capital and profits.

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                  (b) If the directorship of Director is terminated on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate, then his rights under the option granted hereunder shall terminate immediately.

         6. If Director's directorship is terminated by reason of Disability, this option (whether or not exercisable on the date of Director's termination of directorship by reason of Disability) may be exercised in full, or to the extent of any part thereof (except as to the issuance of fractional shares) at any time within thirty-six (36) months after the date of such termination or within the unexpired term of this option, whichever is the shorter period. As used herein, the term "Disability" shall have the same meaning given to such term in the Tandy Brands Accessories, Inc. Key Executive Disability Plan. Disability shall be determined in the sole and absolute discretion of the President and Chief Financial Officer of the Company (the "Committee").

         7. If Director dies while serving as a member of the Board, this option may be exercised in full, or to the extent of any part thereof (except as to the issuance of fractional shares), whether or not exercisable on the date of death of Director, at any time within thirty-six (36) months from the date of death of Director or within the unexpired term of this option, whichever is the shorter period, by the person or persons entitled to do so under Director's will or if Director fails to make testamentary disposition of this option or dies intestate, by Director's legal representative or representatives, whichever is applicable. If Director dies during either of the thirty-six (36) month periods described in Paragraphs 5 or 6 above, this option may be exercised, but only to the extent exercisable on the date of death of Director, by the person or persons described above at any time within the thirty-six (36) month period described in Paragraph 5 or 6 above, whichever is applicable, or within twelve
(12) months after the date of such death, whichever is the longer period, but in no event after the expiration of the option.

         8. Shares to be issued on the exercise of this option may, at the election of the Company, be either authorized and unissued shares, or shares previously issued and reacquired by the Company.

         9. If, prior to the delivery of all the shares with respect to which this option is granted, there shall be any change in the outstanding Common Stock of the Company, through reorganization, recapitalization, reclassification, stock dividend, stock split, amendment to the Company's Certificate of Incorporation or reverse stock split, an appropriate and proportionate adjustment shall be made in the number and/or kind of securities allocated to the option hereby granted, without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the number and price for each share or other unit of any security covered by the option. Such adjustments shall be made by the Committee, whose determination in the matter shall be conclusive and binding on the Company, Director and Director's legal representatives.

         10. If, prior to the delivery of all the shares in respect of which this option is granted, a Change of Control (as hereinafter defined) of the Company shall occur:

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                  (a) If provision be made in writing in connection with such transaction for the assumption and continuance of the option hereby granted, or the substitution for such option of a new option covering the shares of the successor corporation, with appropriate adjustment as to number and kind of shares and prices, the option hereby granted, or the new option substituted therefor, as the case may be, shall continue in the manner and under the terms provided.

                  (b) If provision is not made in such transaction for the continuance and assumption of the option hereby granted or for the substitution of an option covering the shares of the successor corporation, then Director shall be entitled, prior to the effective date of any such transaction to purchase the full number of shares under this option (without regard to the period of exercisability set forth in Paragraph 3) that have not at the time expired or been cancelled, failing which purchase, any unexercised portion shall be deemed cancelled as of the effective date of such transaction.

All adjustments under this paragraph shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive on the Company, Director and Director's legal representatives. A "Change in Control" for purposes of this Agreement shall mean the occurrence of any of the following events: (i) any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") other than any employee benefit plan sponsored by the Company, becomes the "beneficial owner", as such term is used in Section 13 of the Exchange Act, of thirty percent (30%) or more of the outstanding shares of the Company's stock entitled to vote for the election of directors; or (ii) any shares of any class of the Company's stock are purchased pursuant to a tender of exchange offer other than an offer by the Company; or
(iii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than thirty (30%) of the voting power of the surviving or acquiring corporation.

         11. Neither Director nor his legal representatives shall be or have any of the rights or privileges of a shareholder of the Company with respect to any of the shares issuable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered to Director or his legal representatives.

         12. Neither the granting of this option, the exercise of any part hereof, nor any provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company to continue the service of Director as a member of the Board for any specified period.

         13. Except as otherwise herein provided, this option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this

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option or any right or privilege conferred hereby, contrary to the provisions hereof, this option and the rights and privileges conferred hereby shall immediately become null and void.

         14. The Committee shall have authority to make reasonable constructions of this option and to correct any defect or supply any omission or reconcile any inconsistency in this option, and to prescribe reasonable rules and regulations relating to the administration of this option and other similar options granted under the Plan.

         15. Any notice relating to this Agreement shall be in writing and delivered in person or by registered mail to the Company at its main office, 690
E. Lamar Boulevard, Suite No. 200, Arlington, Texas 76011 or to such other address as may be hereafter specified by the Company, to the attention of its Secretary. All notices to Director or to any other person or persons then entitled to exercise the option shall be delivered to Director or such other person or persons at the Director's address specified below.

         16. If, prior to the delivery of all of the shares with respect to which this option is granted, there shall be a merger or consolidation of the Company in which the Company is the surviving corporation and, if as a result thereof, outstanding shares of Common Stock of the Company are changed, converted or exchanged, then there shall be substituted for each share of stock subject to the option granted hereby the number, kind or amount of shares of stock or other securities or cash into which the outstanding shares of Common Stock of the Company shall be so changed, converted or exchanged as a result of such merger or consolidation. In the case of any such substitution or adjustment as provided in this paragraph, the option price referred to in this Agreement for the shares covered hereby shall be the option price for the shares or other securities or cash which shall have been substituted for the shares covered hereby or to which such shares shall have been adjusted. Any adjustment or substitutions pursuant to this paragraph shall be made by the Committee, whose determination in the matter shall be conclusive and binding on the Company, Director and his legal representatives.

         17. This option is non-transferable by the Director other than by will or by the laws of descent and distribution. During the Director's lifetime, the option shall be exercisable only by the Director or by the Director's duly appointed guardian or personal representative.

         18. Any payment or any issuance or transfer of shares of the Common Stock to Director or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board may require Director and any such legal representative, heir, legatee or distributee, as a condition precedent to such payment, issuance or transfer, to execute a release and receipt therefor in such form as it shall determine.

         19. This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code and shall not be so construed.

         20. This Agreement shall be governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President effective on the date and year first above written, and Director has hereunto set his hand on the day and year specified below.


TANDY BRANDS ACCESSORIES, INC.              DIRECTOR


By: /s/ J.S.B. Jenkins                      /s/ Gene Stallings
    --------------------------              ------------------------------------
    J.S.B. Jenkins, President               Gene Stallings
                                            Hike-Away Ranch
                                            Route 2, Box 241-1
                                            Powderly, Texas  75473


                                            Date: 11/19/01
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